UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2022

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On Tuesday, April 12, 2022, at approximately 9 a.m. ET, Thomas P. (Todd) Gibbons, Chief Executive Officer of The Bank of New York Mellon Corporation (the “Company”) and Robin Vince, President and CEO-Elect of the Company, are scheduled to present at the Company’s Annual Meeting of Stockholders in New York (the “Annual Meeting”). The slides that will be presented at the meeting will be available at www.bnymellon.com/investorrelations and are furnished as Exhibit 99.1 to this Current Report on Form 8-K.

A live audio webcast of the Annual Meeting can be accessed by dialing +1 800-390-5696 (U.S.) or +1 720-452-9082 (International), and using the passcode: 908908, or by logging on to www.bnymellon.com/investorrelations. Persons listening to the Annual Meeting through the webcast will not be able to participate in the meeting. Replays of the webcast will be available beginning on April 12, 2022, at approximately 2 p.m. ET through May 12, 2022, by dialing +1 888-203-1112 (U.S.) or +1 719-457-0820 (International) and using the passcode: 9933125. The archived version of the webcast will also be available at www.bnymellon.com/investorrelations for the same time period.

The information in this Item 7.01 and in Exhibit 99.1 attached to this Current Report on Form 8-K is being “furnished” pursuant to General Instruction B.2 of Form 8-K and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be incorporated by reference into any filings the Company has made or may make under the Securities Act of 1933 or Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Presentation for the Company’s Annual Meeting of Stockholders on April 12, 2022

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: April 12, 2022	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Secretary